EXHIBIT 32.1



                                  EXHIBIT 32.1



                              Certification of CEO
                         pursuant to Section 906 of the
              Sarbanes-Oxley Act of 2002 regarding Quarterly Report
              on Form 10-QSB for the quarter ended October 31, 2006

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of a Delaware corporation (the "Company"), does hereby certify that:

         1. The Company's Quarterly Report on Form 10-QSB for the fiscal period ended October 31, 2006, (the Form 10Q-SB) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date: December 14, 2006                 By: /s/ Joseph Kristul
      -----------------                 ---------------------------------------
                                        Joseph Kristul, Chief Executive Officer

                                  EXHIBIT 32.1
                              Certification of CFO
                         pursuant to Section 906 of the
              Sarbanes-Oxley Act of 2002 regarding Quarterly Report
              on Form 10-QSB for the quarter ended October 31, 2006

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of a Delaware corporation (the "Company"), does hereby certify that:

         1. The Company's Quarterly Report on Form 10-QSB for the fiscal period ended October 31, 2006, (the Form 10Q-SB) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date: December 14, 2006                  By:      /s/ Thomas Schott
      -----------------                  --------------------------------------
                                         Thomas Schott, Chief Financial Officer